Exhibit 10.4
EXECUTION COPY
AMENDMENT TO CREDIT AGREEMENT
     This Amendment to Credit Agreement, dated as of June 26, 2009 (this “Amendment”), is delivered in connection with that certain Credit Agreement, dated as of May 22, 2007 (as amended from time to time, the “Credit Agreement”), among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in its capacity as administrative agent, the “Administrative Agent”). Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and each of the other parties thereto are parties to the Credit Agreement; and
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to allow the Borrower to make certain payments under the Tax Receivable Agreement; and
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to allow certain payments relating to the Tax Receivable Agreement, and the Lenders are willing to amend the Credit Agreement on the terms, and subject to the conditions, set forth herein;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:
     “Permitted Tax Receivable Agreement Prepayment” means any prepayment made under the Tax Receivable Agreement; provided, that (a) such prepayment is made at a discount to the present value of all or a portion of the Borrower’s remaining obligations under the Tax Receivable Agreement, calculated in a manner reasonably satisfactory to the Administrative Agent, (b) such prepayment satisfies in full all or the applicable portion of the Borrower’s remaining obligations under the Tax Receivable Agreement, other than contingent indemnification obligations under the Tax Receivable Agreement for which no claim has been asserted, (c) such prepayment is made on or before September 30, 2009, (d) the terms and conditions of such prepayment are otherwise reasonably satisfactory to the Administrative Agent, and (e) both before and after giving effect to such prepayment, no Event of Default shall have occurred and be continuing, including, on a Pro Forma Basis, under Section 7.11.
     (b) Section 2.09(b) of the Credit Agreement is hereby amended by adding the following clause (iii) after clause (ii) thereof:
     “(iii) The Borrower shall pay to each Lender executing the Amendment to Credit Agreement, dated as of June 26, 2009, a fee equal to 0.25% of such Lender’s Commitment on such date. A portion of such fee equal to 0.05% of each Lender’s Commitment shall be due and payable on the effective date of such amendment, and the balance of such fee shall be payable on the first date on which the Borrower makes a Permitted Tax Receivable Agreement Prepayment. Such fees shall be fully earned when due and shall not be refundable for any reason whatsoever.”
     (c) Section 7.14 of the Credit Agreement is hereby amended (i) by inserting the following text immediately after the word “Lenders” in clause (i) thereof:
“(and for the avoidance of doubt, agreements effecting Permitted Tax Receivable Agreement Prepayments that have been approved by the Administrative Agent, acting reasonably, are not materially disadvantageous to the Lenders)”
and (ii) by inserting the following text immediately after the word “Agreement” at the end of clause (ii) thereof:
     “, other than Permitted Tax Receivable Agreement Prepayments”
Section 2. Representations and Warranties. The Borrower represents and warrants as follows:
     (a) Before and after giving effect to this Amendment, all representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date).
     (b) After giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Loan Documents on their part to be observed or performed thereunder.
     (c) Both before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     (d) Both before and after Borrower makes any Permitted Tax Receivable Agreement Prepayment, no Default or Event of Default shall have occurred and be continuing.
Section 3. Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction of each of the following conditions precedent:
     (a) Execution of Amendment. The Administrative Agent shall have received from each of the Borrower, the Administrative Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Amendment.
     (b) Corporate Matters. Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.
     (c) Fee. The Borrower shall have paid to the Lenders entitled to the same the fee due on the effective date hereof under Section 2.09(b)(iii) of the Credit Agreement, as amended hereby and to Bank of America the fees payable on the date hereof pursuant to the separate agreement between the Borrower and Bank of America.

     (d) Other Documents. The Administrative Agent shall have received such other documents and instruments as the Administrative Agent may reasonably require.
     Section 4. General.
     (a) Except to the extent specifically amended, consented or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment.
     (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.
     (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (d) The Credit Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.
     (e) This Amendment shall be considered a Loan Document for all purposes.
[Signature Pages Follow.]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

WRIGHT EXPRESS CORPORATION
By:	/s/ Melissa D. Smith
	Name:	Melissa D. Smith
	Title:	Chief Financial Officer

Signature Page to Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Vice President

Signature Page to Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Jane A. Parker
	Name:	Jane A. Parker
	Title:	Senior Vice President

Signature Page to Amendment to Credit Agreement

SUNTRUST BANK, as a Lender
By:	/s/ Timothy O’Leary
	Name:	Timothy O’Leary
	Title:	Managing Director

Signature Page to Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Neil C. Buitenhuys
	Name:	Neil C. Buitenhuys
	Title:	Senior Vice President

Signature Page to Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/s/ Catherine Grycz
	Name:	Catherine Grycz
	Title:	Vice President

Signature Page to Amendment to Credit Agreement

TD BANK, N.A., as a Lender
By:	/s/ Charles A. Walker
	Name:	Charles A. Walker
	Title:	Senior Vice President

Signature Page to Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ David M. Crane
	Name:	David M. Crane
	Title:	Vice President

Signature Page to Amendment to Credit Agreement

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ David Millet
	Name:	David Millett
	Title:	Vice President

Signature Page to Amendment to Credit Agreement

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daryl J, Wentworth
	Name:	Daryl J. Wentworth
	Title:	Senior Vice President

Signature Page to Amendment to Credit Agreement

BANK OF TOKYO MITSUBISHI UFJ TRUST COMPANY, as a Lender
By:	/s/ Richard Adler
	Name:	Richard Adler
	Title:	Vice President and Manager

Signature Page to Amendment to Credit Agreement

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

Signature Page to Amendment to Credit Agreement